Exhibit 10.2

CLIFFORD CHANCE US LLP

EXECUTION VERSION

DATED AS OF MAY 26, 2023
VERTICAL HORIZONS, LTD.,
AS BORROWER
EACH LENDER
IDENTIFIED ON THE SIGNATURE PAGE HERETO
AS LENDERS
CITIBANK, N.A.,
AS FACILITY AGENT
CITIBANK, N.A.,
AS ARRANGER
 BANK OF UTAH,
NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
AS SECURITY TRUSTEE

AMENDMENT NO. 4 TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 30, 2022
IN RESPECT OF THE PDP FINANCING OF
TWENTY-ONE (21) AIRBUS A320NEO AIRCRAFT AND SIXTY-THREE (63) AIRBUS A321NEO AIRCRAFT

24006332845-v2	80-40605773

TABLE CONTENTS
Clause	Page

1. Certain Definitions	1
2. Amendments	1
3. Conditions Precedent	2
4. Reference to and Effect on the Credit Agreement	2
5. Miscellaneous	2

Schedule III     Advances

Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2
THIS AMENDMENT NO. 4 TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 26, 2023 (this "Amendment") is among
(1)    VERTICAL HORIZONS, LTD., a Cayman Islands exempted company (the "Borrower");
(2)    EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO;
(3)    CITIBANK, N.A., as the Facility Agent acting on behalf of the Lenders;
(4)    CITIBANK, N.A., in its capacity as the Arranger (the "Arranger"); and
(5)    BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders.
WHEREAS, certain parties hereto entered into the eighth amended and restated credit agreement dated as of June 30, 2022 (as amended by that certain Amendment No. 1 dated December 29, 2022, as further amended by that certain Amendment No. 2 dated March 1, 2023, as further amended by that certain Amendment No. 3 dated March 31, 2023 and as further amended, supplemented and otherwise modified from time to time, the "Credit Agreement"), among the Borrower, each Lender identified on Schedule I thereto, the Facility Agent, the Arranger and the Security Trustee, pursuant to which the Lenders made Loans available with respect to the Aircraft;
WHEREAS, the parties hereto now wish to amend the Credit Agreement as more particularly set forth herein; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
1.    CERTAIN DEFINITIONS
1.1    Except as otherwise defined in this Amendment, terms used herein in capitalized form shall have the meanings attributed thereto in the Credit Agreement.
1.2    Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.
2.    AMENDMENTS
As of the date on which all of the conditions precedent listed in Clause 3 are either satisfied or waived in writing by the Facility Agent (hereinafter referred to as, the "Effective Date") the Credit Agreement shall be amended as follows:
2.1    Schedule III of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Schedule III attached hereto.
Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2
3.    CONDITIONS PRECEDENT
It is agreed that the effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:
3.1    this Amendment shall have been duly authorized, executed and delivered by the parties hereto, shall each be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel;
3.2    no Default or Event of Default shall have occurred and be continuing;
3.3    each Guarantee shall be in full force and effect after giving effect to this Amendment; and
3.4    the Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to clause 5.9(c), (d), or (e) of the Credit Agreement.
4.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT
The Credit Agreement, as specifically amended by this Amendment, shall continue to be in full force and effect. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Operative Documents not expressly referred to herein.
5.    MISCELLANEOUS
5.1    This Amendment shall in all respects be governed by, and construed in accordance with, the law of the State of New York.
5.2    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) shall have the same validity and effect as a signature affixed by the party’s hand.
5.3    The provisions of the Credit Agreement with respect to delivery of notices, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Amendment by reference as if such provisions were set forth herein.
5.4    This Amendment shall be deemed an "Operative Document" as such term is defined in Annex A to the Credit Agreement.
Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2
[signature pages follow]

Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.
     BORROWER
VERTICAL HORIZONS, LTD., Borrower
By:     /s/ Rachel Fisher
Name: Rachel Fisher
Title: Director

Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2

SECURITY TRUSTEE BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: /s/ Kade Baird Name: Kade Baird Title: Assistant Vice President
Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2

FACILITY AGENT CITIBANK, N.A., as Facility Agent By: /s/ Joseph Shanahan Name: Joseph Shanahan Title: Vice President

Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2

LENDERS CITIBANK, N.A., as Citi Lender, Lender and Arranger By: /s/ Joseph Shanahan Name: Joseph Shanahan Title: Vice President
Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Philip Tancorra Name: Philip Tancorra Title: Director By: /s/ Lauren Danbury Name: Lauren Danbury Title: Vice President

Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2

BARCLAYS BANK PLC, as a Lender By: /s/ Charlene Saldanha Name: Charlene Saldanha Title: Vice President

Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2

MORGAN STANLEY SENIOR FUNDING INC., as a Lender By: /s/ Daniel Lee 5/24/2023 Name: Daniel Lee Title: Vice President
Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2

Each Guarantor hereby acknowledges and agrees that notwithstanding the amendments contemplated by this Amendment, each Guarantee shall remain in full force and effect and shall be a guarantee of the Borrower's obligations as amended by this Amendment.
Acknowledged and agreed:
GUARANTORS
FRONTIER AIRLINES HOLDINGS, INC., as a Guarantor
By:     /s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary
FRONTIER AIRLINES, INC., as a Guarantor
By:     /s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary
FRONTIER GROUP HOLDINGS, INC., as a Guarantor
By:     /s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

Exhibit 10.2
SCHEDULE III
ADVANCES

Amendment No. 4 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)